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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 26, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  333-51279-12                  13-3633241
          --------                  ------------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


     383 Madison Avenue
     New York, New York                                            10179
     ------------------                                            -----
   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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Item 5.  Other Events
         ------------

         1. A distribution was made to the Certificateholders of the Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3 on February 26, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated December 1, 2000, between and among Structured Asset Mortgage Investments Inc., as Seller, Washington Mutual Bank, FA, as Mortgage Loan Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits.

                  (1) February 26, 2001 - Statement to Certificateholders




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS INC.


                                           By: /s/ Joseph T. Jurkowski, Jr.
                                               ----------------------------
                                           Name:   Joseph T. Jurkowski, Jr.
                                           Title:  Vice President

Dated: March 10, 2003



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                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description
------                        -----------                   -----------
1                             20                            February 26, 2001 -
                                                            Statement to
                                                            Certificateholders




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                                    EXHIBIT 1